Revenues (Tables)	12 Months Ended
Dec. 31, 2017
Revenues [Abstract]
Schedule of revenue
	For the year ended December 31
	2015	2016	2017
	Thousand NIS	Thousand NIS	Thousand NIS
Printers rental	-	120	1,326
Consumables	-	55	663
Sales of printers (*)	-	-	995
Total revenue	-	175	2,984

(*) The Company's identified performance obligations includes: Printer, maintenance, training and installation. The Company allocates the revenues to the identified performance obligations based on the relative estimated standalone selling price of such goods and services. Revenues allocated to the printers and ink are recognized when the control is passed at a point in time. Maintenance revenue is recognized ratably, on a straight-line basis, over the period of the services. Revenue from training and installation is recognized during the time of performance.